UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2010

THE PENN TRAFFIC COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8858	25-0716800
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1200 State Fair Boulevard
Syracuse, New York 13221-4737
(Address of Principal Executive Offices) (Zip Code)

(315) 453-7284
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed, on November 18, 2009, The Penn Traffic Company (the “Company”), and each of its direct and indirect subsidiaries, including Penny Curtiss Baking Company, Inc. (“PCBC”) and Big M Supermarkets, Inc. (together with the Company and PCBC, the “Debtors”) filed voluntary petitions (the “Chapter 11 Petitions”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors are continuing to manage their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and no trustee or examiner has been appointed in the Company’s case.

On January 5, 2010, the Debtors filed their monthly operating report for the month ended November 28, 2010 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional information regarding the Debtors' bankruptcy cases, including access to court documents and other general information, are available to the public at http://www.donlinrecano.com/cases/caseinfo/penn3.  Information contained on, or that can be accessed through, this website is not part of this report.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information with respect to the Debtors in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

The Monthly Operating Report contains unaudited financial information which has not been reviewed by independent accountants and is in a format prescribed by applicable bankruptcy laws.  The financial information related to the Debtors included in the Monthly Operating Report is limited in scope, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee, Region 3, and the Bankruptcy Court.  As a result, the financial information contained in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) or Securities and Exchange Commission (“SEC”) regulations applicable to financial statements contained in periodic reports filed with the SEC.  Preparation of the Debtors’ financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the Monthly Operating Report.

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and exhibit hereto contain forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to (i) the impact of the Debtors’ bankruptcy filings, (ii) illiquidity of the Company’s securities and the volatility of the Company’s share prices, (iii) the impact of the actions and decisions of the Company’s creditors and other third parties with interests in the Bankruptcy Petitions, (iv) asset impairments, asset dispositions, restructuring activities, contract terminations and rejections and claims assessments that may significantly impact the Company’s consolidated financial statements and (v) any inability on the party of the Company to retain and motivate management and key employees.  Readers are referred to the Company’s Quarterly Report on Form 10-Q filed on December 21, 2009, and Annual Report on Form 10-K, filed on April 21, 2009, and the other documents filed by the Company with the Securities and Exchange Commission, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto.  The Company disclaims any obligations to update any forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Monthly Operating Report for the month ended November 28, 2009, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY
(Registrant)

By:	/s/ Daniel J. Mahoney
	Name:	Daniel J. Mahoney
	Title:	SVP, General Counsel

Date: January 19, 2010